UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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Form 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2023

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WisdomTree, Inc.

(Exact name of registrant as specified in its charter)

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Delaware	001-10932	13-3487784
(State or other jurisdiction of incorporation)	Commission File Number:	(IRS Employer Identification No.)

250 West 34th Street

3rd Floor

New York, NY 10119

(Address of principal executive offices, including zip code)

(212) 801-2080

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	WT	The New York Stock Exchange
Preferred Stock Purchase Rights	WT	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Resignation of Harold Singleton III Due to a Conflict of Interest Related to a New Board Opportunity

On November 2, 2023, Harold Singleton III, a member of the Board of Directors (the “Board”) of WisdomTree, Inc. (the “Company”), Chair of the Audit Committee and a member of the Nominating and Governance Committee of the Board, notified the Company of his intention to resign from the Board, effective November 8, 2023. Mr. Singleton informed the Company that he is pursuing an opportunity to join the mutual fund board of a large mutual fund manager, and his resignation from the Company’s Board was made to avoid any conflict of interest that could arise because of his serving on the mutual fund board. Mr. Singleton did not advise the Company of any disagreement with the Company’s management or the Board on any matter relating to the Company’s operations, policies or practices.

Audit Committee Chair and Member Appointments

On November 8, 2023, the Board appointed Lynn S. Blake, a current member of the Audit Committee, to replace Mr. Singleton as Chair of the Audit Committee. In addition, Rilla Delorier, a current member of the Board, was appointed to serve as a member of the Audit Committee. The Board has determined that Ms. Delorier is independent under Section 303A of the New York Stock Exchange Listed Company Manual (the “NYSE Manual”) and Rule 10A-3 of the Securities and Exchange Act of 1934, as amended. The Board also has determined that Ms. Delorier meets the definition of financially literate under Section 303A of the NYSE Manual.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WisdomTree, Inc.

Date: November 8, 2023	By:	/s/ Marci Frankenthaler
Marci Frankenthaler
Chief Legal Officer

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